Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of CounterPath Solutions, Inc. (the “Company”) on Form 10-KSB/A for the year ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Bruk, the Chairman, Chief Executive Officer and Director (Principal Executive) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2007.

/s/ Mark Bruk

Mark Bruk

Chairman, Chief Executive Officer and Director

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of CounterPath Solutions, Inc. (the “Company”) on Form 10-KSB/A for the year ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Karp, the Chief Financial Officer, Secretary and Treasurer (Principal Financial and Principal Reporting Officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2007.

/s/ David Karp

David Karp

Chief Financial Officer, Secretary and Treasurer